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                                                                    Exhibit 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-1




Section 7.3 Indenture                             Distribution Date: 10/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                    1,130,500.00
             Class B Note Interest Requirement                      107,100.00
             Class C Note Interest Requirement                      166,387.50
                       Total                                      1,403,987.50

        Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                         1.58333
             Class B Note Interest Requirement                         1.80000
             Class C Note Interest Requirement                         2.17500

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        714,000,000
             Class B Note Principal Balance                         59,500,000
             Class C Note Principal Balance                         76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account           8,500,000.00

(v)     Required Owner Trust Spread Account Amount                8,500,000.00



                                                 By:
                                                        --------------------

                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President


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